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                                                                   EXHIBIT 99.2

                         LOGO MELLON BANK CORPORATION


                     Response to Bank of New York Proposal








                                                                 April 26, 1998
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LOGO MELLON-------------------------------------------------------------------


                                   Strategy

Maximize returns to investors over the long run

 .  Sustainable high quality revenue and earnings growth

   -  focus on higher growth market segments
   -  effective cross-selling

 .  High returns on invested capital

   -  capital allocation to higher return business
   -  prudently manage capital position


                                                                             2
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LOGO MELLON-------------------------------------------------------------------


                                   Strategy

 .  Focus on returns--not absolute balance sheet size

 .  Why broad based?

   -  improved earnings quality/reduced volatility
   -  less dependent on economic/business cycle
   -  don't "overreach" in any single business




                                                                             3
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LOGO MELLON-------------------------------------------------------------------


                                Financial Goals

                                          Full Year   1st Qtr.
                                             1997       1998      Goal
                                          ----------  --------  ---------
High-quality, growth oriented earnings

     Reported EPS Growth                         12%      13%     12-14%
     Tangible EPS Growth                         11%      14%     12-14%

Focus on high return businesses

     Return on Common Equity                   21.5%    21.6%     20-22%
     Return on Tangible Common Equity          37.5%    43.3%     40-45%


                                                                             4
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LOGO MELLON-------------------------------------------------------------------

                                   Products


                          Consumer                              Business
                                            Rank                                         Rank
                                            ------                                       ------
           Mutual Funds             Global  # 1 Bank    Investment Mgmt.      Global     Top  5
Fee        Personal Trust           Nat'l   Top  3      Custody               Global     Top  5
Services   Mortgage Servicing       Nat'l   Top 10      Cash Management       Global     Top  5
           Electronic Brokerage     Nat'l   Top 10      Benefits Consulting   Global     Top 10

                                            Rank                                         Rank
                                            ------                                       ------

           Jumbo Mortgage           Nat'l   Top  5      Middle Market         Nat'l      Top  3
           Consumer Loans           Reg'l   Top  3      Asset Based Lending   Nat'l      Top  5
Banking    Consumer Deposits        Reg'l   Top  3      Leasing               Nat'l      Top  5
           Small Business           Reg'l   Top  3      Corporate
                                                        Relationships         Nat'l      Top 10

                                                                             5
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LOGO MELLON-------------------------------------------------------------------

Total Return to Shareholders

1,050                        [GRAPH]

  900                        Mellon    32%

  750                        KBW  50   23%

  600                        S&P 500   18%

  450

  300

  150

    0
         1989    1990    1991    1992    1993    1994   1995   1996   1997  4/17
Mellon    100    88      135     212     218     197    362    498    873   1011
KBW 50    100    72      114     145     153     145    233    331    485    573
S&P 500   100    97      126     136     150     152    209    256    343    397

Mellon #2 in the KBW 50 behind USB.

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-----------------------------------------------------------------------------







                           Bank of New York Proposal







                                                                             7
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BANK OF NEW YORK PROPOSAL----------------------------------------------------


                         Proposed Transaction Summary

Consideration:          1.40 BK shares for each MEL share
                        Fixed exchange ratio, no collars

                        Approximately $90.00 per MEL share
                        based on BK closing price on 4/21/98 of
                        $64.06 ($82.78 per MEL share based on
                        BK closing price on 4/24/98 of $59.13)

Transaction Value:      $24 billion ($22 billion as of 4/24/98)

Pro Forma Market Cap:   $50 billion ($46 billion as of 4/24/98)

Structure:              Pooling-of-interests (with 19 million
                        share reissuance)
                        Tax-free exchange


                                                                             8
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BANK OF NEW YORK PROPOSAL----------------------------------------------------



                                    Overview

 .  On the surface, a seemingly attractive combination of:

   -  two high performing institutions, with

   -  emphasis on different high growth fee businesses, and

   - incremental earnings for the pro forma entity driven primarily by aggressive expense reduction.




                                                                             9
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BANK OF NEW YORK PROPOSAL----------------------------------------------------


                               Overview (cont'd)

 . Upon full analysis, however, the two companies have very different business strategies with respect to:

   -  investment for growth and productivity

   -  expense reduction versus top line growth

   -  balance between consumer and business sectors

   -  retention of key people in fee businesses


                                                                            10
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BANK OF NEW YORK PROPOSAL----------------------------------------------------

                               Overview (cont'd)

 . These differences were fully recognized in December 1997, were the reason discussions were terminated, and have not changed

 . BONY has now assumed dramatically higher cost savings than discussed in December

 . Those higher cost savings would likely be devastating to many of our key businesses and customers





                                                                            11
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BANK OF NEW YORK PROPOSAL----------------------------------------------------


Investment for Growth and Productivity


 .  Risk of lack of investment in infrastructure and systems


                         Capital Expenditures
                     ----------------------------
($ millions)         1997       1996         1995
                     ----       ----         ----

Mellon               111        125          101

BNY                   45         47           54

Source: BONY and Mellon statement of cash flows, 1997 Annual Report

                                                                            12
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BANK OF NEW YORK PROPOSAL----------------------------------------------------



                        Expense Cuts Put Revenue at Risk



($ millions)                      BONY Proposed           Mellon                  BONY Proposed           Mellon
                                     Expense              Overlap       %          Enhancements           Revenue
Area                                Reduction             Expense      Cut        Revenue Equiv./3/       @Risk/4/
Securities Servicing/
Processing                          $ 193               $  366/1/      53%           $110 - 165            $583

Banking Units                       $ 202               $  353         57%            $50 - 75             $975

Systems & Technology                $  97               $  177         55%

Staff & Other                       $ 208               $  480         43%
                                    -----               ------
  Subtotal                          $ 700               $1,375         51%

Non-Overlap/2/                                          $1,125                        $40 - 60
                                                        ------                       -----------
   Total                                                $2,500                       $200 - 300


/1/ Includes custody and cash management for Mellon
/2/ Includes Dreyfus, TBC Jumbo Mortgage, Buck, AFCO, Mortgage Banking, Regional
    Banking, Middle Market, Credit Card, Merchant/ATM processing.
/3/ Expressed as revenue equivalent with 33% to 50% margin
/4/ 1st Quarter 1998 annualized

                                                                            13
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BANK OF NEW YORK PROPOSAL----------------------------------------------------


                   Efficiency* is a Function of Business Mix
                                     Mellon


                   Consumer                  Business

Fee                  74%          73%          72%
Services                    (State Street = 74%)

                                  62%

Banking
                     55%                       36%
                                  49%

*Excludes amortization of intangibles and trust-preferred securities expense

                                                                           14
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BANK OF NEW YORK PROPOSAL----------------------------------------------------



                     Overdependence on the Business Sector

                               Net Income - 1997

                  Mellon/1/                           BONY (Est.)/2/

               Consumer    Business                  Consumer     Business
Fee               15%         31%     46% Fee           2%          34%     36%
Services                                  Services

Banking           30%         24%     54% Banking      12%          52%     64%

                  45%         55%                      14%          86%

/1/ excludes one-time Cornerstone writedown
/2/ based on BONY sector reporting assuming 50% trust fee income is allocated to consumer fee services at a 40% pre-tax margin; "other" sector is allocated to Business Banking.


                                                                            15
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BANK OF NEW YORK PROPOSAL----------------------------------------------------

                           Importance of the Consumer

Mellon:  A broad based financial services
         company with a bank at its core
         serving the needs of individuals,
                              -----------
         businesses and institutions

BONY:    [Retail] "not core to the bank in five years"/1/


/1/ Tom Renyi @ Boston Harbor Hotel investor breakfast on April 24, 1998



                                                                            16
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BANK OF NEW YORK PROPOSAL----------------------------------------------------


                     Specific Risks to Fiduciary Businesses

 .  Custody conversion (either way) will trigger RFP's

   -  Mellon benefited significantly from BONY/Bank America

 .  Mellon's custody mix is different:

                               Mellon       BONY
                               ------       ----
% Master Trust/Custody          75%         17%


                                                                            17
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BANK OF NEW YORK PROPOSAL----------------------------------------------------


                Specific Risks to Fiduciary Businesses (cont'd)

 . Consultants may exclude Mellon investment management subsidiaries from new business opportunities

 .  Dreyfus/Founders fund boards must approve change of control

 .  Potential exit of key investment management personnel under BONY culture






                                                                            18
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BANK OF NEW YORK PROPOSAL----------------------------------------------------


                       Shareholder Risk in BONY Proposal

 .  Over-emphasis on expense reduction versus real top line revenue growth

 . Dilutes the positive impact of the higher growth, higher ROE consumer/wealth management sector

 . Larger contribution from the low growth, low return, volatile corporate banking sector

 . Year 2000 execution risk in information intensive businesses - all expense saves implemented by Y/E 1999




                                                                            19
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BANK OF NEW YORK PROPOSAL----------------------------------------------------



                  Shareholder Risk in BONY Proposal (cont'd)

 .  Likely loss of business in custody conversions

 .  Tainted share reissuance a potential problem

 .  Retention of key people in fee businesses






                                                                            20
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BANK OF NEW YORK PROPOSAL----------------------------------------------------



                                   Conclusion

 . Risks identified will, in our opinion, produce the following for Mellon shareholders:

   -  Lower EPS growth

   -  Lower P/E

   -  Lower Shareholder Value



                                                                            21
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LOGO MELLON------------------------------------------------------------------


                              Cautionary Statement

  A number of statements in the accompanying slides are not based on historical fact, but are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, such as statements of the Corporation's plans, strategies, goals, objectives, expectations, estimates and intentions, are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation's control). The factors that could cause actual results and the Corporation's financial performance to differ materially from the plans, strategies, goals, objectives, expectations, estimates and intentions expressed in any forward-looking statement are set forth in filings made by the Corporation with the Securities and Exchange Commission.






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